Exhibit 24


                                POWER OF ATTORNEY

     We, the undersigned members of the Board of Directors of Bowater Incorporated, hereby severally appoint Ronald T. Lindsay and William G. Harvey, and each of them singly, our true and lawful attorneys with the full power of substitution, to sign for us and in our names in the capacities listed below, the Registration Statement on Form S-8 pertaining to the Bowater Incorporated 2006 Stock Option and Restricted Stock Plan, and any and all amendments to such Registration Statement, and generally to do all such actions in our names and on our behalf in our capacities as members to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such
Registration Statement and any and all amendments thereto, including post-effective amendments.



Signature                                 Title                       Date


/s/ Richard B. Evans                    Director                  July 26, 2006
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Richard B. Evans

                                        Director                  July __, 2006
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Gordon D. Giffin

/s/ Ruth R. Harkin                      Director                  July 26, 2006
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Ruth R. Harkin

                                        Director                  July __, 2006
------------------------------
L. Jacques Menard

/s/ Arnold M. Nemirow                   Director                  July 26, 2006
------------------------------
Arnold M. Nemirow

/s/ Douglas A. Pertz                    Director                  July 26, 2006
------------------------------
Douglas A. Pertz

/s/ John A. Rolls                       Director                  July 26, 2006
------------------------------
John A. Rolls

/s/ Arthur R. Sawchuk                   Director                  July 26, 2006
------------------------------
Arthur R. Sawchuk

/s/ Bruce W. Van Saun                   Director                  July 26, 2006
------------------------------
Bruce W. Van Saun

/s/ Togo D. West Jr.                    Director                  July 26, 2006
------------------------------
Togo D. West Jr.